EXHIBIT 21.1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

              In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                   for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996
-------------------------------------------------------------------------------
 1 Total Actual Principal Collections                              1,587,524.11
 2 Total Actual Interest Collections                                 681,795.12
 3 Additional Proceeds                                                     0.00
                                                                   ------------
 4 Aggregate Amount Received:                                      2,269,319.23

   Monthly Advance
 5 Delinquent Interest                                                16,012.35
 6 Compensating Interest                                               6,142.39
 7 Amounts Held for Future Distributions                                   0.00
                                                                   ------------
 8 Available Remittance Amount:                                    2,291,473.97

 9 Less: Service Fees                                                 39,115.72
10 Less: Expense Account Deposit:                                      1,775.53
11 Plus: Cross Collateral Deposit                                    270,737.48
                                                                   ------------
12 Adjusted Remittance Amount:                                     2,521,320.20

   Remaining Amount Available:
13   Adjusted Remittance Amount                                    2,521,320.20
14   Insured Payments                                                      0.00
15   Cross Collateral Withdrawal                                           0.00
16   Insurance Account Deposit @ 13 bp                                 7,924.34
       the Ending Principal balance
17   Class Remittance Amounts                                      2,513,395.86
18   Non-Recoverable Advances Not
          Previously Reimbursed                                            0.00
                                                                   ------------
19 Total Remaining Amount Available:                                       0.00
                                                                   ============
   Amount of Reimbursements Pursuant to Sec 5.04
20   Servicing Fee                                                         0.00
21   Monthly Advances and Servicer  Advances                               0.00
22   Other Mortgage Payments                                               0.00
23   Interest Earned on P&I Deposits                                       0.00
24   Additional Servicing Compensation                                     0.00
--------------------------------------------------------------------------------


                                     1 of 4




                          ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

              In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                   for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996


------------------------------------------------------------------------------------------------------------------------------------
                                                              Total          Class A1       Class A2      Class A3       Class A4
                                                              -----          --------       --------      --------       --------
25 Number of Loans                                                 1243
26 Opening Loan balance                                   74,735,241.70   13,737,099.39  34,998,934.11  7,499,771.60   9,999,695.46
27 Additional Principal Reduction                          2,126,641.27    2,126,641.27           0.00          0.00           0.00
28 Realized Losses, LTD                                            0.00            0.00           0.00          0.00           0.00
29 Carryforward amount                                             0.00            0.00           0.00          0.00           0.00
                                                          -------------   -------------  -------------  ------------   ------------
30 Opening Class Principal Balance                        72,608,600.43   11,610,458.12  34,998,934.11  7,499,771.60   9,999,695.46
31   Pool Factor per Loan Balance                            90.0424600%     16.5507222%    42.1673905%    9.0358694%    12.0478259%
32   Factor per Class Balance                                87.4802416%     13.9885038%    42.1673905%    9.0358694%    12.0478259%
33 Excess Spread                                                   0.00
34 Additional Principal due Class A                          229,978.48      229,978.48
35 Cross Collateral Deposit                                  270,737.48      270,737.48
36 Cross Collateral Withdrawal                                     0.00
37 Interest Remittance @ Class Yield                         425,155.79       63,083.49     199,493.92     44,498.64      62,831.42

   Principal Reductions:
38   Prepayments - Number                                            25              25
39   Prepayments - Dollar                                  1,524,781.20    1,524,781.20           0.00          0.00           0.00
40   Net Liquidation Proceeds                                      0.00            0.00           0.00          0.00           0.00
41   Curtailments                                              2,442.43        2,442.43           0.00          0.00           0.00
42   Normal and Excess Payments                               60,300.48       60,300.48           0.00          0.00           0.00
                                                          -------------   -------------  -------------  ------------   ------------
43 Total Principal Remittance                              1,587,524.11    1,587,524.11           0.00          0.00           0.00
44 Additional Principal Reduction                            500,715.96      500,715.96           0.00          0.00           0.00
                                                          -------------   -------------  -------------  ------------   ------------
45 Total Remittance                                        2,513,395.86    2,151,323.56     199,493.92     44,498.64      62,831.42
                                                           ============    ============   ============   ===========    ===========
46   Current Month Realized Loss - Number                             0               0
47   Current Month Realized Loss - Dollar                          0.00            0.00

   Class Principal Balance Reconciliation
48 Number of Loans                                                 1218
49   Loan balance                                         73,147,717.59   12,149,575.28  34,998,934.11  7,499,771.60   9,999,695.46
50   Additional Principal Reduction, LTD                   2,627,357.23    2,627,357.23           0.00          0.00           0.00
51   Realized Losses, LTD                                          0.00            0.00           0.00          0.00           0.00
                                                          -------------   -------------  -------------  ------------   ------------
52 Ending Class Principal Balance                         70,520,360.36    9,522,218.05  34,998,934.11  7,499,771.60   9,999,695.46
53 Class Factor per Loan Balance                             88.1297803%     14.6380425%    42.1673905%    9.0358694%    12.0478259%
54 Class Factor per Class Balance                            84.9642896%     11.4725519%    42.1673905%    9.0358694%    12.0478259%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Class A5       Class R
                                                       --------       -------
25 Number of Loans
26 Opening Loan balance                              8,499,741.14
27 Additional Principal Reduction                            0.00
28 Realized Losses, LTD                                      0.00
29 Carryforward amount                                       0.00
                                                     ------------       ----
30 Opening Class Principal Balance                   8,499,741.14
31   Pool Factor per Loan Balance                      10.2406520%
32   Factor per Class Balance                          10.2406520%
33 Excess Spread                                                        0.00
34 Additional Principal due Class A
35 Cross Collateral Deposit
36 Cross Collateral Withdrawal                                          0.00
37 Interest Remittance @ Class Yield                    55,248.32

   Principal Reductions:
38   Prepayments - Number
39   Prepayments - Dollar                                    0.00
40   Net Liquidation Proceeds                                0.00
41   Curtailments                                            0.00
42   Normal and Excess Payments                              0.00
                                                     ------------        ----
43 Total Principal Remittance                                0.00
44 Additional Principal Reduction                            0.00
                                                     ------------        ----
45 Total Remittance                                     55,248.32        0.00
                                                     ============        ====
46   Current Month Realized Loss - Number
47   Current Month Realized Loss - Dollar

   Class Principal Balance Reconciliation
48 Number of Loans
49   Loan balance                                    8,499,741.14
50   Additional Principal Reduction, LTD                     0.00
51   Realized Losses, LTD                                    0.00
                                                     ------------
52 Ending Class Principal Balance                    8,499,741.14
53 Class Factor per Loan Balance                       10.2406520%
54 Class Factor per Class Balance                      10.2406520%
--------------------------------------------------------------------------------

                                     2 of 4


                          ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

              In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                   for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996



 -----------------------------------------------------------------------------------------------------------------------------------
                                                    Total      Class A1       Class A2      Class A3       Class A4      Class A5
                                                    -----      --------       --------      --------       --------      --------
55 Weighted Note Rate - THIS remittance           11.32614%
56 Weighted Note Rate - NEXT remittance           11.30971%
57   Pass-Through Rate - THIS remittance                            6.520%         6.840%        7.120%         7.540%        7.800%
58 Weighted Average Remaining Term                  215.40
59 Original Pool - Principal Balance         52,491,569.72  13,913,428.12  22,134,999.28  4,743,214.13   6,324,285.51  5,375,642.68
60 Original Pool - Pre-Funding Account       30,508,430.28   8,086,571.88  12,865,000.72  2,756,785.87   3,675,714.49  3,124,357.32

61 Original Pool - Additional Principal
   Reduction                                          0.00           0.00           0.00          0.00           0.00          0.00
                                             -------------   ------------  -------------  ------------   ------------  ------------
62 Original Pool Total                       83,000,000.00  22,000,000.00  35,000,000.00  7,500,000.00  10,000,000.00  8,500,000.00
63 Original Pool - Number of Loans                     864
-----------------------------------------------------------------------------------------------------------------------------------

  Class A Overcollateralization Reconciliation
  --------------------------------------------        Beginning
                                                      of Month         Current Month     End of Month
                                                    -------------      -------------     ------------
64 Additional Principal Reduction,  LTD             1,940,678.09        229,978.48       2,170,656.57
65 Cross Collateral Deposit, LTD                      185,963.18        270,737.48         456,700.66
66 Less:  Realized Losses, LTD                              0.00              0.00               0.00
                                                    ------------        ----------       ------------
67 Overcollateralization of Principal               2,126,641.27        500,715.96       2,627,357.23
                                                    ============        ==========       ============

68 Base Overcollateralization Requirement                                                4,150,000.00
69 Required Overcollateralization Amount                                                 4,150,000.00

   Current Month Subordinated Amount                  Beginning
   ---------------------------------                  of Month         Current Month     End of Month
                                                    -------------      -------------     ------------
70 Original Subordinated Amount                     8,798,000.00               N/A       8,798,000.00
71 Less: Cumulative Realized Losses                         0.00              0.00               0.00
72 Plus: Cumulative Additional Proceeds                     0.00              0.00               0.00
                                                    ------------       -----------       ------------
73 Current Subordinated Amount                      8,798,000.00                         8,798,000.00
                                                    ============       ===========       ============
   Nonrecoverable Advance Reconciliation
   -------------------------------------
74 Beginning of Month                                                         0.00
75 Current Month Unpaid Nonrecoverable Advance                                0.00
76 Less: Current Month Reimbursement                                          0.00
                                                                       -----------
77 End of Month                                                               0.00
                                                                       ===========
------------------------------------------------------------------------------------------------------------------------------------

                                     3 of 4


                          ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1996-1 Sub-Pool 1

              In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of March 1, 1996
                   Lee Servicing Company reports the following
               information pertaining to Series 1996-1 Sub-Pool 1
                   for December 26, 1996, the Remittance date.

                       Due period ended: December 1, 1996


------------------------------------------------------------------------------------------------------------------------------------
                                                                 Class          Class          Class         Class        Class
                                                                   A1            A2             A3             A4           A5
                                                 -----           -----          -----          -----         -----        -----
78 Total Class Principal - Original Pool    $83,000,000.00  $22,000,000.00 $35,000,000.00 $7,500,000.00 $10,000,000.00 $8,500,000.00
79 Interest Remittance Amount                   425,155.79       63,083.49     199,493.92     44,498.64      62,831.42     55,248.32
80 Interest Rate Factor / 1000                    5.122359        2.867431       5.699826      5.933152       6.283142      6.499802

81 Total Principal Collections                1,587,524.11    1,587,524.11           0.00          0.00           0.00          0.00
82 Additional Principal Reduction               500,715.96      500,715.96           0.00          0.00           0.00          0.00
                                            --------------  -------------- -------------- ------------- -------------- -------------
83 Principal Remittance Amount                2,088,240.07    2,088,240.07           0.00          0.00           0.00          0.00
84 Principal Payment Factor/1000                 25.159519       94.920003       0.000000      0.000000       0.000000      0.000000
85 Principal Factor                             849.642896      432.828093     999.969546    999.969546     999.969546    999.969546

86 Prior Month Principal Factor                 874.802415      527.748096     999.969546    999.969546     999.969546    999.969546
------------------------------------------------------------------------------------------------------------------------------------

                                     4 of 4


------------------------------------------------------------------------------------------------------------------------------------
                                                                       Exhibit 1

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB,
                               Designated Servicer
                                1996-1 Sub-Pool 1
                     Delinquency and Foreclosure Information
                         Period Ended: November 30, 1996


--------------------------------------------------------------------------------------------------------------------------------
                   Outstanding           Number of                                                   Number of
  Investor           Dollars             Accounts              Ranges              Amount             Accounts          Percent
  --------         -----------           ---------             ------              ------            ---------          -------
REMIC
1996-1            $73,147,717.59           1218
Sub-Pool 1
                                                           30 to 59 Days         $1,743,794.67            23              2.38%
                                                           60 to 89 Days           $181,309.98             5              0.25%
                                                           90 and over           $2,294,882.29            20              3.14%
                                                                                 -------------            --
                                                               Total             $4,219,986.94            48              5.77%



                      REO                                                                          FORECLOSURES (1)
------------------------------------------------                                    --------------------------------------------
# of              Outstanding                                                       # of             Outstanding
Accts               Dollars              Percent                                    Accts              Dollars           Percent
-----             -----------            -------                                    -----            -----------         -------
  1               $250,000.00             0.34%                                       11             $1,290,720.20        1.76%


(1) The delinquency information is inclusive of both REO & Foreclosure accounts.
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing
             Agreement dated as of March 01, 1996 and the Insurance
           Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series 1996-1 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                               3,280,026.88
 2 Total Actual Interest Collections                                  631,642.74
 3 Additional Proceeds                                                      0.00
                                                                   -------------
 4 Total Collections                                                3,911,669.62

   Monthly Advance
 5   Delinquent Interest                                                3,895.55
 6   Compensating Interest                                             13,393.10
 7   Amounts Held for Future Distributions                                  0.00
 8   Supplemental Interest                                                  0.00
                                                                    ------------
 9 Available Remittance Amount:                                     3,928,958.27
10 Less:   Service Fees                                                37,619.20
11 Less:   Expense Account Deposit                                      1,596.75
12 Cross Collateral Deposit                                                 0.00
                                                                    ------------
13 Adjusted Remittance Amount:                                      3,889,742.32

   Remaining Amount  Available:
14    Adjusted Remittance Amount                                    3,889,742.32
15    Insured Payments                                                      0.00
16    Cross Collateral Withdrawal                                     270,737.48
17    Insurance Account Deposit @ 13bp                                  7,358.90
        the ending Class A  P-balance
18    Class Remittance Amounts                                      3,611,645.94
19    Non-Recoverable Advances Not Previously Reimbursed                    0.00
                                                                    ------------
20 Total Remaining Amount  Available:                                       0.00
                                                                    ============
   Amount of Reimbursements Pursuant to Sec. 5.04

21    Servicing Fee                                                         0.00
22    Monthly Advances and Servicer Advances                                0.00
23    Other Mortgage  Payments                                              0.00
24    Interest Earned on  P&I Deposits                                      0.00
25    Additional Servicing Compensation                                     0.00
--------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing
             Agreement dated as of March 01, 1996 and the Insurance
           Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series
          1996-1 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 199

---------------------------------------------------------------------------------------------------------------
                                                              Total              Class 2-A            Class R
                                                              -----              ---------            -------
26 Number of Loans                                                  622
27 Opening Loan Balance                                   71,208,288.84        71,208,288.84
28 Additional Principal Reduction, LTD                     4,058,157.00         4,058,157.00
29 Realized Losses, LTD                                            0.00                 0.00
30 Carryforward Amount                                             0.00                 0.00
                                                          -------------        -------------
31 Opening Class Principal Balance                        67,150,131.84        67,150,131.84
32 Pool Factor per  Loan Balance                             85.7931191%          85.7931191%
33 Factor per Class  Balance                                 80.9037733%          80.9037733%
34 Excess Spread                                             270,737.48                               270,737.48
35 Additional Principal due Class A                                0.00                 0.00
36 Cross Collateral Deposit                                        0.00                 0.00
37 Cross Collateral Withdrawal                               270,737.48                               270,737.48
38 Interest Remittance                                       331,619.06           331,619.06
   Principal Reductions:
39   Prepayments - Number                                            26                   26
40   Prepayments - Dollar                                  3,252,606.95         3,252,606.95
41   Net Liquidation Proceeds                                      0.00                 0.00
42   Curtailments                                                  0.00                 0.00
43   Normal and  Excess Payments                              27,419.93            27,419.93
                                                          -------------        -------------                ----
44 Total Principal Remittance                              3,280,026.88         3,280,026.88
45 Additional Principal Reduction                                  0.00                 0.00
                                                          -------------        -------------                ----
46 Total Remittance                                        3,611,645.94         3,611,645.94                0.00
                                                           ============         ============                ====
47 Carryforward Amount                                             0.00
48 Current Month Realized Loss - Number                               0                    0
49 Current Month RealizedLoss - Dollar                             0.00                 0.00

   Class Principal Balance - End of Month
                             Number of Loans          #             596
51 Closing Loan Balance                                   67,928,261.96        67,928,261.96
52 Additional Principal Reduction, LTD                     4,058,157.00         4,058,157.00
53 Realized Losses, LTD                                            0.00                 0.00
54 Carryforward Amount                                             0.00                 0.00
                                                          -------------        -------------
55 Closing Class A  Principal Balance                     63,870,104.96        63,870,104.96
56 Class Factor per Loan  Balance                            81.8412795%          81.8412795%
57 Class Factor per Class Balance                            76.9519337%          76.9519337%
-------------------------------------------------------------------------------------------------------------------



                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing
             Agreement dated as of March 01, 1996 and the Insurance
           Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series
          1996-1 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996

---------------------------------------------------------------------------------------------------------------------
                                                                Total             Class A1
                                                                -----             --------
58 Weighted Note Rate - THIS Remittance:                       10.95260%
59 Weighted Note Rate - NEXT Remittance:                       10.96074%

60 Pass-Through Rate:                                           5.73500%             5.73500%

61 Related Remittance Period                                   25-Nov-96              thru                  25-Dec-96

62 Days in Related Period:                                      31

63 Weighted Average Remaining Term                            350.30

64 Original Pool - Principal Balance                       57,027,110.90        57,027,110.90
65 Original Pool - Pre-Funding Account                     28,407,783.59        28,407,783.59
66 Original Pool - Additional Principal Reduction           2,434,894.49         2,434,894.49
                                                           -------------        -------------
67 Original Pool Total                                     83,000,000.00        83,000,000.00
68 Original Pool - Number of Loans                              318

   ------------------------------------------------------------------------------------------------------------------

   Class A Overcollateralization Reconciliation
   --------------------------------------------              Beginning
                                                             of Month           Current Month            End of Month
                                                         ------------------     -------------            ------------
69 Additional Principal Reduction, LTD                      4,058,157.00                 0.00            4,058,157.00
70 Cross Collateral Deposit, LTD                                    0.00                 0.00                    0.00
71 Less:  Realized Losses, LTD                                      0.00                 0.00                    0.00
                                                           -------------        -------------            ------------
72 Overcollateralization of Principal                       4,058,157.00                 0.00            4,058,157.00
                                                           =============        =============            ============
73 Base Overcollateralization Requirement                                                                4,058,157.00

   Current Month Subordinated Amount                        Beginning
   ---------------------------------                         of Month          Current Month            End of Month
                                                        ------------------     -------------            ------------
74 Original Subordinated Amount                             9,269,686.00         N/A                     9,269,686.00
75 Less: Cumulative Realized Losses                                 0.00                 0.00                    0.00
76 Plus: Cumulative Additional Proceeds                             0.00                 0.00                    0.00
                                                           -------------        -------------            ------------
77 Current Subordinated Amount                              9,269,686.00                                 9,269,686.00
                                                           =============        =============            ============
   Nonrecoverable Advance Reconciliation
   -------------------------------------
78 Beginning of Month                                               0.00
79 Current Month Unpaid Nonrecoverable Advance                      0.00
80 Less: Current Month Reimbursement                                0.00
                                                           -------------
81 End of Month                                                     0.00
                                                           =============
---------------------------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                1996-1 SUB POOL 2

          In accordance with section 6.08 of the Pooling and Servicing
             Agreement dated as of March 01, 1996 and the Insurance
           Agreement dated as of March 22, 1996, Lee Servicing Company reports the following information pertaining to series
          1996-1 Sub Pool 2 for December 26, 1996, the Remittance date.

                         Period Ended: December 1, 1996
--------------------------------------------------------------------------------------------------------------------
                                                                                   Class
                                                               Total                 A1
                                                          --------------       --------------
82 Total Class Principal - Original Pool                  $83,000,000.00       $83,000,000.00
83 Interest Remittance Amount                                 331,619.06           331,619.06
84 Interest Rate Factor / 1000                                  3.995410             3.995410

85 Total Principal Collections                              3,280,026.88         3,280,026.88
86 Additional Principal Reduction                                   0.00                 0.00
                                                          --------------       --------------
87 Principal Remittance Amount                              3,280,026.88         3,280,026.88
88 Principal Payment Factor/1000                               39.518396            39.518396
89 Principal Factor                                           769.519337           769.519337

90 Prior Month Principal Factors                              809.037733           809.037733

--------------------------------------------------------------------------------------------------------------------

                                                Page 4 of 4

----------------------------------------------------------------------------------------------------------------------------

                                     ALLIANCE FUNDING COMPANY
                     by LEE SERVICING COMPANY, a division of SUPERIOR BANK, FSB,
                                        Designated Servicer
                                   Period Ended: November 30,1996



                           Outstanding        Number of                                              Number of
Investor                     Dollars          Accounts         Ranges                Amount          Accounts       Percent
--------                   -----------        ---------        ------                ------          ---------      -------
Delinquent Loans:

REMIC
1996-1 Sub-Pool 2         $65,897,190.65        584
                                                            30 to 59 Days         $2,288,071.34         22           3.40%
                                                            60 to 89 Days           $413,743.78          4           0.61%
                                                             90 and over            $601,539.28          4           0.89%
                                                                                  -------------         --
                                                                Total             $3,303,354.40         30           4.91%

                    (1) The delinquency information is exclusive of both REO & Foreclosure accounts.

Loans for Foreclosure:

REMIC
1996-1 Sub-Pool 2          $1,405,872.12          9
                                                            30 to 59 Days                 $0.00          0           0.00%
                                                            60 to 89 Days                 $0.00          0           0.00%
                                                            90 and over           $1,405,872.12          9           2.09%
                                                                                  -------------         --
                                                               Total              $1,405,872.12          9           2.09%

Real Estate Owned:
REMIC
1996-1 Sub-Pool 2
                                                 # of        Outstanding
                                                 Accts.        Dollars               Percent
                                                 ------      -----------             -------
                                                   3         $625,199.00              0.95%
----------------------------------------------------------------------------------------------------------------------------